UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

––––––––––––––––––––––––––––––––––

SCHEDULE 14A

––––––––––––––––––––––––––––––––––

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

SOUNDHOUND AI, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

April 9, 2026

To the Stockholders of SoundHound AI, Inc.:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of SoundHound AI, Inc. (the “Company”) to be held on a virtual basis on Friday, May 22, 2026 at 7:00 a.m. Pacific Time, for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING Firm for the fiscal year ending December 31, 2026.

The Board has fixed the close of business on March 30, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, VIA MOBILE VOTING OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 ARE AVAILABLE ON THE INTERNET AT HTTPS://INVESTORS.SOUNDHOUND.COM/CORPORATE-GOVERNANCE/ANNUAL-MEETING OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 22, 2026

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SoundHound AI, Inc. (the “Company”) for use at the 2026 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 7:00 a.m. Pacific Time on Friday, May 22, 2026 on a virtual basis for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Board for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees and a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Stockholders of record of our Class A common stock and Class B common stock at the close of business on March 30, 2026 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to ensure your representation at the Annual Meeting, please vote your proxy via the internet, via mobile voting, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: https://www.soundhound.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Class A common stock entitles the holder thereof to one vote and each share of Class B common stock entitles the holder thereof to ten votes. Shares of Class A common stock and Class B common stock vote together as a single class. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. This notice and the attached proxy statement are first being disseminated to stockholders on or about April 10, 2026.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 22, 2026: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2025, is available at: https://investors.soundhound.com/corporate-governance/annual-meeting.

i

PROXY STATEMENT

SOUNDHOUND AI, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually at 7:00 a.m. Pacific Time on Friday, May 22, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on Friday, May 22, 2026 at 7:00 a.m. Pacific Time, and at any postponement(s) or adjournment(s) thereof. The proxy statement and other proxy materials were first sent or given to stockholders on or about April 10, 2026. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to SoundHound AI, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included along with the proxy statement?

In addition to this proxy statement, we have also sent or given to you:

•        A proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name); and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), or Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) on March 30, 2026 (the “Record Date”) may vote at the Annual Meeting. There were 393,674,647 shares of Class A Common Stock outstanding on the Record Date, each having one vote per share, and there were 32,535,408 shares of Class B Common Stock outstanding on the Record Date, each having ten votes per share. All shares of Common Stock vote together as a single class. Accordingly, a total of 719,028,727 votes may be cast at the Annual Meeting. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 34 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Keyvan Mohajer, our Chief Executive Officer and a Director, and Warren Heit, our general counsel, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Mohajer and Heit to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via Mobile Voting.    Using a smartphone or tablet, you may follow the instructions on your proxy card and scan the QR code to go to the voting website. Once the voting website is displayed, enter your control number from the proxy card and vote your shares.

(3)    In Person on a Virtual Basis.    You may vote at the Annual Meeting by following the instructions when you log in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4)    By Mail.    You may vote by mail. If you received printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you received printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Warren Heit, our General Counsel, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposal 2, you may vote “for” or “against” such proposal or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for such proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter, and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2026. Abstentions will have the effect of a vote against the ratification of this proposal, but since this is a routine matter, brokers may vote at the Annual Meeting on this proposal provided that they have not received instructions from a beneficial owner.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees and “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Mr. Heit at the offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this proxy statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of SoundHound AI, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on May 22, 2026, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about April 10, 2026. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on a virtual basis on Friday, May 22, 2026 at 7:00 a.m. Pacific Time, or such other date, time and place to which the Annual Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees and “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Record Date and Voting Power

Our Board fixed the close of business on March 30, 2026, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were an aggregate of 426,210,055 shares of Common Stock outstanding, consisting of 393,674,647 shares of Class A Common Stock and 32,535,408 shares of Class B Common Stock. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. All shares of Common Stock vote together as a single class. Accordingly, a total of 719,028,727 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the capital stock of the Company that is issued and outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2026. Abstentions will have the effect of a vote against the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Mobile Voting.    Using a smartphone or tablet, you may follow the instructions on your proxy card and scan the QR code to go to the voting website. Once the voting website is displayed, enter your control number from the proxy card and vote your shares.

3.      In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

4.      By mail.    You may vote by mail. If you received printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you received printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this proxy statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Restated Certificate of Incorporation (the “Certificate of Incorporation”), or our Amended and Restated Bylaws (the “Bylaws”) provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Dr. Mohajer at offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 5400 Betsy Ross Drive, Santa Clara, CA, 95054. The Company’s telephone number at such address is (408) 441-3200.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of each director nominee AND “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2026 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka, and Dr. Eric Ball. Accordingly, at the Annual Meeting, five directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Dr. Keyvan Mohajer.    Dr. Keyvan Mohajer has been our Chief Executive Officer and a member of the Board since the consummation of the Company’s merger with SoundHound, Inc. in April 2022 (the “Business Combination”). Dr. Mohajer has served as the Chief Executive Officer and a member of the Board of Directors of SoundHound, Inc. since 2005, when he cofounded SoundHound. Dr. Mohajer is a technical founder and visionary entrepreneur with over 20 years of experience scaling multiple companies. Dr. Mohajer is a key contributor to SoundHound’s core technologies, with over 90 patents granted or pending. In 2017, Dr. Mohajer was named a “Top 40 Under 40” business leader by Silicon Valley Business Journal. Dr. Mohajer received his Bachelor of Science degree in Electrical Engineering from the University of Toronto in 2000, his Master of Science from Stanford University in 2002 and his Ph.D. in Electrical Engineering from Stanford University in 2007. We believe that Dr. Mohajer, as a founder of the company, is well qualified to serve as a member of the Board because of his extensive knowledge of the Company’s business and technologies.

James Hom.    James Hom has been a member of the Board and Chief Product Officer since the consummation of the Business Combination in April 2022. Mr. Hom, one of SoundHound’s co-founders, has served as Vice President of Products and the Chief Product Officer and a member of the SoundHound, Inc. board since 2006. As Chief Product Officer, Mr. Hom leads product development and advancement of SoundHound’s Voice AI platform and multiple business-to-consumer products. Mr. Hom earned his Bachelor of Science Degree in Computer Science from Stanford University in 2005. We believe that Mr. Hom, as a founder of the company, is well qualified to serve as a member of the Board because of his extensive knowledge of the Company’s business and technologies.

Larry Marcus.    Larry Marcus has been a member of the Board since the consummation of the Business Combination in April 2022. Prior to that, Mr. Marcus served as a member of the SoundHound, Inc. board since 2009. He was a Co-founder and Managing Director of Marcy Venture Partners from February 2018 until April 2025. Since June 2000, Mr. Marcus has also been a Managing Director at Walden Venture Capital. Previously, Mr. Marcus was a digital media sell-side equity research analyst at Deutsche Bank Alex Brown from 1995 to 2000. Mr. Marcus currently serves, and in the past has served, on the boards of directors of a number of private companies, some of which have gone on to become public companies. Mr. Marcus received his Bachelor of Arts in Political Economy of Industrial Societies in 1987 and his Master of Business Administration in 1993, both from the University of California, Berkeley. We believe that Mr. Marcus is well qualified to serve as a member of the Board because he has extensive knowledge of the Company’s business, and also because of this significant venture capital and finance experience.

Diana Sroka.    Diana Sroka has been a member of the Board since the consummation of the Business Combination in April 2022. In 2001, Ms. Sroka joined HP Inc. (“HP”) (f/k/a Hewlett-Packard Company) (NYSE:HPQ), a global technology company based in Palo Alto, California, and has held various leadership roles in finance and business functions within HP. Starting May 2023, Ms. Sroka is serving as the global product leader for HP’s new Consumer Services Business, expanding her prior role leading consumer print services. Prior to these assignments, from March 2017 to November 2020, Ms. Sroka served as HP’s Chief Executive Officer’s Chief of Staff, where she was responsible for regular review and approval of internal Sarbanes-Oxley Act controls related to matters managed by the Executive Leadership Team. Prior to serving as Chief of Staff, Ms. Sroka served as an Investor Relations Officer on HP’s Investor Relations team commencing in June 2014. From November 2015 through March 2017, she served as HP’s Head of Investor Relations. Prior to her employment at HP, Ms. Sroka was a Business Planning Analyst for Visteon Corporation and a Product Engineer with Ford Motor Company. Ms. Sroka was elected to the Board of Professional Business Women of California in November 2022, was elected as the Treasurer of the Executive Committee in July 2023 and elected as President and Chair in September 2024. Ms. Sroka earned her Bachelor of Science Degree in Mechanical Engineering from Pennsylvania State University in 1995 and her Master of Business Administration Degree from the University of Michigan in 2000. We believe that Ms. Sroka is well qualified to serve as a member of the Board because she has extensive background in accounting, financial management and internal accounting controls.

Dr. Eric R. Ball.    Dr. Eric R. Ball has been a member of our Board since the Company’s initial public offering in March 2021 and remained on the Board following the Business Combination. He has served as chairman of the board of Archimedes Tech SPAC II (Nasdaq: ATIIU), a special purpose acquisition company, since February 2025. Since 2016, Dr. Ball has been the General Partner of Impact Venture Capital, a Silicon Valley based venture firm investing in early-stage applied-AI start-up companies. From 2015 until 2016, Dr. Ball served as the Chief Financial Officer for C3 AI, an enterprise AI software provider. From 2005 to 2015, Dr. Ball served as Senior Vice President and Treasurer for Oracle. Prior to 2005, Dr. Ball served in a variety of finance roles at Flextronics International, Cisco Systems, Avery Dennison, and AT&T. Dr. Ball has served as the Chairman of the Board of CapConnect+, a start-up company that is focused on linking corporate bond issuers to their institutional buyers, since 2020. Dr. Ball also served as an advisor to Kyriba, a private treasury management software provider from 2017 until November 2022. Dr. Ball also served as a board member and Audit Chairman of Glu Mobile Inc, a developer and publisher of mobile games from 2013 until April 2021. Dr. Ball received his Ph.D. in management at the Drucker-Ito School of Claremont Graduate University. Dr. Ball received his MBA in finance and MA in economics at the University of Rochester. Dr. Ball graduated with honors from the University of Michigan with a Bachelor of Arts degree in Economics. Dr. Ball is also the co-author of the book “Unlocking the Ivory Tower”. We believe that Dr. Ball is well-qualified to serve as a director of the company given his extensive finance, mergers and acquisitions, investing and public company experience in the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

Current Directors and Executive Officers

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company
Dr. Keyvan Mohajer	48	Director, Chief Executive Officer
James Hom*	42	Director, Chief Product Officer
Larry Marcus	60	Director
Diana Sroka	53	Director
Dr. Eric Ball	62	Director
Dr. Majid Emami	49	Chief Science Office and Senior Vice President of Engineering
Nitesh Sharan*	51	Chief Financial Officer
Michael Zagorsek	51	Chief Operating Officer

____________

*        Nitesh Sharan resigned as the Chief Financial Officer of the Company, effective April 3, 2026. Mr. Hom will serve as the Company’s Interim Chief Financial Officer until his successor is chosen and qualified.

Dr. Majid Emami.    Dr. Majid Emami has been Vice President of Engineering of the Company since the consummation of the Business Combination in April 2022. Dr. Emami is a co-founder of SoundHound and has served as Vice President of Engineering since 2006. Dr. Emami leads SoundHound’s research and development efforts related to speech recognition and machine learning and holds 16 patents related to Voice AI technology. Dr. Emami received a Bachelor of Science in Electrical Engineering in 2000 from the University of Toronto and a Masters and a Ph.D. in Electrical Engineering, with a focus in wireless communications, in 2007, both from Stanford University.

Nitesh Sharan.    Nitesh Sharan served as Chief Financial Officer of the Company from the consummation of the Business Combination in April 2022 until April 3, 2026. Mr. Sharan served as the Chief Financial Officer at SoundHound since September 2021 until April 3, 2026. In this capacity, Mr. Sharan oversaw SoundHound’s accounting, financial planning, investor relations, treasury and capital planning functions. Prior to joining SoundHound, between May 2016 and September 2021, Mr. Sharan held several executive roles at Nike, Inc. including Treasurer, Head of Investor Relations and Chief Financial Officer of Global Operations. Prior to Nike, Inc., Mr. Sharan was in various financial leadership roles as the Vice President and Assistant Treasurer at Hewlett-Packard Inc., from June 2001 to April 2016, and was a Senior Consultant at Accenture plc from 1996to 2000. Mr. Sharan received a Bachelor of Science in Management from Case Western Reserve University in 1996 and a Master of Business of Administration from Northwestern University in 2001. He is a CFA® charterholder.

Michael Zagorsek.    Michael Zagorsek has been Chief Operating Officer of the Company since the consummation of the Business Combination in April 2022. Mr. Zagorsek has served as SoundHound’s Chief Operating Officer since November 2020, where Mr. Zagorsek is principally responsible for company operations, oversight of business workflow, company planning, reporting, goal-setting, and strategy. Prior to assuming that role, Mr. Zagorsek was SoundHound’s Vice President of Product Marketing, from July 2016 to November 2020, in which capacity he was responsible for SoundHound’s marketing activities, including demand generation, product marketing, content marketing, public relations and design. Prior to SoundHound, Mr. Zagorsek was the Head of Product Marketing for Core Products at Square, Inc. from October 2014 to July 2016 and the Vice President of Product Marketing at Leap Motion Inc., from October 2012 to March 2014. From 2007 to 2012, Mr. Zagorsek was Director of Marketing Communications at Apple Inc., overseeing apple.com, email marketing, Apple Online Store and retail digital marketing communications. Mr. Zagorsek received a Bachelor of Commerce from Carleton University in 1998 and a Masters of Arts in International Business from Bradford University in 1998.

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. Kamyar Mohajer, the brother of the Company’s CEO, Keyvan Mohajer, is an employee of SoundHound.

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our Class A Common Stock trades on the Nasdaq Global Market and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Mr. Marcus, Ms. Sroka and Dr. Ball currently meet the definition of “independent” as defined by the SEC. The Board has separately designated audit, compensation and nominating and governance committees.

Role of Board in Risk Oversight Process

We face a number of risks, including those described in the section entitled “Risk Factors” contained in our Annual Report on Form 10-K. Our Board believes that risk management is an important part of establishing, updating and executing on our business strategy. Our Board has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our Board focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our Board receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Committees of the Board

The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below. Committee charters are available on our investor relations website at investors.soundhound.com/corporate-governance/documents-charters.

Audit Committee

Our Board has established an Audit Committee, composed of Dr. Ball, Mr. Marcus and Ms. Sroka, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Dr. Ball is the chair of the Audit Committee. Our Board has determined that Dr. Ball qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

The Audit Committee also oversees risks from cybersecurity threats as part of its broader risk oversight responsibilities. The Board recognizes the importance of cybersecurity in safeguarding the Company’s assets and operations.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee

Our Board has established a Compensation Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our executive officers and also administers or delegates the power to administer the Company’s incentive compensation and equity-based compensation plans.

Please see the section entitled “Compensation Committee Report” for further matters related to the Compensation Committee.

Nominating and Corporate Governance Committee

Our Board has established a Nominating and Corporate Governance Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board and to serve on the standing committees of the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others. The Nominating and Corporate Governance Committee considers several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other persons.

Attendance

There were four (4) meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2025. Each of our directors attended all of the meetings of the Board held during fiscal year 2025, while such director was a member of the Board.

There were five (5) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Audit Committee held during fiscal year 2025, while such committee member served on the Audit Committee.

There were four (4) meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Compensation Committee held during fiscal year 2025, while such committee member served on the Compensation Committee.

There were four (4) meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during fiscal year 2025. Each of the committee members attended all of the meetings of the Nominating and Corporate Governance Committee held during fiscal year 2025, while such committee member served on the Nominating and Corporate Governance Committee.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other Board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation Committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our Compensation Committee or their affiliates.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, SoundHound AI, Inc., 5400 Betsy Ross Drive, Santa Clara, CA 95054. A current copy of our code of ethics is also available on the SEC’s website at http://www.sec.gov.

Insider Trading Policy

We have adopted a formal policy against insider trading which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all required Section 16(a) filings were made on a timely basis during fiscal year 2025.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Committee Report

The Compensation Committee of the Board, which is comprised solely of independent directors within the meaning of applicable rules of Nasdaq, outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for developing executive compensation policies and advising the Board with respect to such policies and administering the Company’s cash and equity incentive plans. The Compensation Committee sets performance goals and objectives for the CEO and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may retain the services of a compensation consultant and consider recommendations from the CEO with respect to goals and compensation of the other executive officers. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews non-employee director compensation. All decisions with respect to executive compensation are approved by the Compensation Committee and all decisions with respect to director compensation are recommended by the Compensation Committee to the full Board for approval.

The Compensation Committee has reviewed and discussed the compensation discussion and analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee:

Larry Marcus, Chair
Dr. Eric Ball

Compensation Discussion and Analysis

Our compensation discussion and analysis (“CD&A”) describes our executive-compensation philosophy and program as reported in the executive compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2025 named executive officers (“NEOs”) of the Company:

Name	Position with the Company
Dr. Keyvan Mohajer, CEO	Director, Chief Executive Officer
Nitesh Sharan, CFO*	Chief Financial Officer
Michael Zagorsek, COO	Chief Operating Officer
Dr. Majid Emami, CSO	Chief Science Officer and Senior Vice President of Engineering
James Hom, CPO	Director, Chief Product Officer

____________

*        Nitesh Sharan resigned as the Chief Financial Officer of the Company, effective April 3, 2026.

Compensation Philosophy

We have designed our executive compensation programs to support the goals below:

•        Attract and retain talent that can help us scale as a newly public company and beyond;

•        Directly and substantially link rewards to measurable corporate and individual performance;

•        Reinforce alignment of executives with the goal of creating long-term shareholder value; and

•        Start low and grow in progressing overall compensation package value to market.

Our executives’ total compensation packages emphasize long-term incentives. The Company believes that the compensation of our executive officers should align the executive officers’ interests with those of our stockholders and focus executive officer behavior on achieving both near-term corporate goals and long-term business and strategies. The Compensation Committee reviews and approves all components of the Company’s executive officer compensation, and equity incentive compensation being weighted over 50% of their total compensation ensures that our executive officers are motivated over the long term to respond to the Company’s business challenges and opportunities as owners, thereby aligning the executive officers’ interests with those of our stockholders.

The Compensation Committee determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of Company goals and objectives and the best interests of stockholders. Corporate performance is taken into account in setting compensation policies and making decisions, which include, but are not limited to, revenue, and profitability.

Compensation Governance and Best Practices

We are committed to including strong governance standards in our compensation programs. Our key compensation practices include the following:

What We do		What We Do Not Do
🗸	Prioritize performance-based, at-risk compensation	⮽	Provide significant perquisites
🗸	Emphasize equity compensation to promote executive retention	⮽	Permit hedging or pledging of our stock
🗸	Engage an independent compensation consultant	⮽	Provide single-trigger cash payments upon a change in control
🗸	Grant compensation that aligns executives with our goal of creating long-term shareholder value	⮽	Provide tax-gross ups

Stockholder Advisory Vote on Executive Compensation

Our Compensation Committee reviewed the results of our most recent Say-on-Pay vote in 2025 and determined that the strong support the proposal received was reflective of shareholders’ approval of our compensation program for our NEOs. As such, we have maintained our compensation program in substantially the same form as approved by our shareholders.

Determination of Executive Compensation

Role of the Compensation Committee

Our Compensation Committee is responsible for establishing and overseeing our executive compensation programs, and annually reviewing and determining the compensation to be provided to our NEOs.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to his own compensation), current and past total compensation, market compensation data provided by an independent compensation consultant, our financial and operational performance in the most recent fiscal year, and each executive’s impact on our performance. Our Chief Executive Officer makes recommendations based on his evaluation of each executive’s performance, of which he has direct knowledge.

Role of Management

Our executives consulted with the Compensation Committee in 2025 and provided valuable insights into the Company’s operations and future expectations. The Compensation Committee also sought and received feedback from executives regarding how compensation plans should be structured to provide the maximum benefit to the Company. The Compensation Committee met in executive session to discuss, deliberate, and decide executive compensation.

Role of Compensation Consultant

Our Compensation Committee has engaged Compensia (“Compensia” or the “Compensation Consultant”), most recently in July 2025, to provide executive compensation consulting services. At this time, Compensia provided services related to the review of our compensation levels, our equity awards, the structure of our incentive compensation plans, equity ownership, regulatory developments, and our compensation peer group. Compensia did not provide any services to the Company other than its engagement by the Compensation Committee. The Compensation Committee reviewed Compensia’s independence under NASDAQ and SEC rules and concluded that its work has not raised any conflict of interest.

Compensia previously developed the below peer group prior to July 2025, which was used to inform our executive compensation programs at the beginning of the year, except for our equity compensation program. Specifically, we use peer group data to obtain compensation benchmarks for our named executive officers, specifically with technology companies, with a focus on software companies, with revenue below $500M and market cap between $500M to $3B.

• Agilysys	• Fastly	• Olo	• Sprout Social
• Amplitude	• iLearningEngines	• PagerDuty	• Yext
• Appian	• Intapp	• PROS Holdings	• Zuora
• Braze	• JFrog	• Riot Platforms
• C3.ai	• nCino	• Semrush Holdings

The current executive compensation packages are benchmarked conservatively to be reflective of a newly public company, but also competitive enough to attract and retain the right talent. Our executive compensation decisions are informed by competitive market data in addition to the reviews of individual roles and performance.

We review our compensation levels annually against our peer group and assess executives based on their individual performance and overall company performance. Compensia developed the new peer group below in July 2025, which was utilized by our Compensation Committee in the compensation review in August 2025 and used to inform our 2025 equity grants to our NEOs. The new peer group data was used to obtain compensation benchmarks for our named executive officers. The new peer group is comprised of technology companies, with a focus on software companies, with revenue below $1B and market cap between $1B to $8B.

• Agilysys	• Braze	• JFrog	• Riot Platforms
• Amplitude	• C3.ai	• nCino	• Semrush Holdings
• AppFolio	• Freshworks	• Olo	• Sprinklr
• Appian	• Intapp	• One Stream	• Sprout Social
• Asna	• InterDigital	• PagerDuty

The Compensation Committee, comprised entirely of independent directors, receives and reviews the recommendations from Compensia, considers any relevant guidance from Compensia, and makes the final decision on compensation for our named executive officers.

Elements of Compensation

Our NEO compensation consists primarily of a base salary, an annual incentive award, and equity incentive compensation. Base salaries are intended to provide our NEOs with certain, regular payments that align with the market and consider the scope of their role. Annual incentives are intended to align our NEOs with our short-term financial and operational performance goals, and equity compensation is intended to retain NEOs over the long term and align the interests of our NEOs with those of our shareholders. Both annual incentives and equity compensation is considered at-risk, and as such, may not be earned if the NEOs’ and/or the Company’s performance does not attain the desired outcomes. Our Compensation Committee annually reviews each element of the NEOs’ compensation on a holistic basis, and awards compensation to our NEOs, allocating between long-term and short-term compensation and cash and non-cash compensation based on market competitive practices and the advice of our Compensation Consultant. Additionally, our NEOs’ compensation may be subject to clawback, as discussed below.

Base Salary

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. Effective August 1, 2025, the NEOs’ base salaries were adjusted to align with market standards based on a market study conducted by our Compensation Consultant. The amount of the adjustments for each NEO is reflected in the table below. As of December 31, 2025, our NEOs’ annualized base salaries were as follows:

Name	Annualized Base Salary prior to August 1, 2025	Annualized Base Salary as of December 31, 2025
Dr. Keyvan Mohajer, CEO	$530,000	$565,000
Nitesh Sharan, CFO	$442,000	$465,000
Michael Zagorsek, COO	$434,000	$465,000
Dr. Majid Emami, CSO	$365,000	$385,000
James Hom, CPO	$365,000	$385,000

Annual Incentive Compensation Plan

In 2025, as part of their employment agreements, executives were eligible for annual incentives, as approved by the Compensation Committee and the Board, with pre-established goals and weightings, which were designed to reward achievements based upon quantitative & qualitative Company performance (the “Company Objectives”), and to incentivize and reward NEOs for achieving performance goals that drive Company performance, align pay and performance, and support the long-term growth of the Company.

All incentive payouts are calculated based solely on Company Objectives to closely align compensation with the Company’s performance. The Compensation Committee set thresholds, target, and maximum performance goals, and related payout levels, considering annual cash incentive compensation levels for comparable positions within our peer group. An NEO could earn between 0% and 150% of the NEOs’ Target Award for achievement of Company Objectives, dependent upon the level of achieved performance. Additionally, our Compensation Committee retains the discretion to increase or reduce the amount of any payout. Our 2025 annual bonus compensation plan included the following goals and weightings:

Metric(1)	Weight	2025 Performance Achievement (earned %)
Revenue	25%	100%
Adjusted EBITDA	25%	—%
Individual Performance(2)	50%	100%

____________

(1)      We have not disclosed our Revenue and Adjusted EBITDA goals because such disclosure could cause us competitive harm. The Compensation Committee set these goals at levels that we believe to be achievable in connection with strong performance.

(2)      Individual Performance is evaluated based on the NEO’s role-specific initiatives and goals established at the beginning of the performance period, and are reviewed as a holistic assessment of individual contributions towards strategic goals.

Based on the Company’s 2025 performance, the following amounts were earned under our annual bonus compensation plan:

Name	Target Bonus	2025 Bonus Formulaic Earnings	2025 Bonus Earned
Dr. Keyvan Mohajer, CEO	$546,333	$409,750	$—
Nitesh Sharan, CFO	$293,529	$220,147	$—
Michael Zagorsek, COO	$290,496	$217,872	$—
Dr. Majid Emami, CSO	$186,667	$140,000	$—
James Hom, CPO	$186,667	$140,000	$—

Bonuses earned were based on our 2025 fiscal year performance. Even though revenue and individual performance targets were met, based on recommendation from the Company’s CEO and CFO, the Compensation Committee reviewed the overall achievement and considered other performance measures of the Company and determined that 0% pay-out on targets was more aligned with our financial goals. Accordingly, the Compensation Committee exercised its discretion to reduce payouts to 0% of the target amount for each of our NEOs.

Equity Incentive Compensation

The Compensation Committee believes that equity incentives in the form of service-based vesting restricted stock awards are effective instruments for long-term compensation. Restricted stock awards align individual and team performance with the achievement of the Company’s strategic and financial goals, long-term value creation, and shareholders’ interests. Restricted stock awards are impacted by all stock price changes, so the value to the executive officers is affected by both increases and decreases in stock price from the market price at the date of grant. In determining the NEOs’ restricted stock awards, the Compensation Committee did not consider any compensation amounts previously granted that may have become realizable by our NEOs.

In benchmarking against companies in the same industry that are similar in size, value, and market cap, equity incentive awards for 2025 in the form of Restricted Stock Awards were determined by targeting between the 50th and 75th percentile of our peer group. Total Compensation packages are highly leveraged on equity to provide overall packages that are both competitive to the market, while aligning our status as a newly public company on the path to profitability.

Following the Compensation Committee’s benchmarking and considering the equity awards granted to our NEOs in 2022 in connection with their entering into new employment agreements, the Compensation Committee determined to grant service-based-vesting restricted stock to our NEOs in 2025 to enhance retention. The details of the grants made to each NEO in 2025 are shown in the table below. The awards vest in 36 monthly increments beginning in September 2025 subject to each NEOs continued employment with the Company through the applicable vesting date.

Name	Number of Restricted Stock Awards Received in 2025	Value of Restricted Stock Awards Received(1)
Dr. Keyvan Mohajer, CEO	850,000	$8,780,500
Nitesh Sharan, CFO	450,000	$4,648,500
Michael Zagorsek, COO	450,000	$4,648,500
Dr. Majid Emami, CSO	250,000	$2,582,500
James Hom, CPO	250,000	$2,582,500

____________

(1)      The amounts disclosed represent the aggregate grant date fair value of the restricted stock awards granted to our named executive officers during the fiscal year ended December 31, 2025 under our 2022 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718.

Retirement Savings, Health, and Welfare Benefits

All full-time employees, including the executive officers, are eligible to participate in the health benefits programs, including medical, dental and vision care coverage, disability and life insurance and the Company’s 401(k) plan.

Other Employee Benefits

We generally do not provide perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program.

Severance and Change in Control Arrangements

Payments to our NEOs upon a termination of employment are described under the “Potential Payments Upon a Termination or Change in Control” table below. These compensation arrangements are contained in each NEO’s employment agreement and are not a factor in the Compensation Committee’s determination of current-year compensation. These arrangements are the result of arm’s length negotiations.

Other Compensation Policies and Considerations

Derivatives Trading, Hedging, and Pledging Policies

Our insider trading policy prohibits our executive officers and directors from (i) using any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our stock and (ii) holding our stock in margin accounts or pledging our stock as collateral for a loan.

Tax and Accounting Considerations

The Compensation Committee considers the tax and accounting consequences of our compensation programs, including the impact of Section 162(m) of the Internal Revenue Code, which generally limits the tax deductibility of compensation paid by public companies to certain executive officers of public companies to $1,000,000. Our Compensation Committee may exercise business judgment in accordance with its compensation philosophy to award compensation that is not tax deductible if it determines that such award is in the best interests of the Company and our stockholders.

Award Timing

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates. Our 2025 equity awards were made in July following our Compensation Consultant’s market analysis of our peer group.

Accounting for Share-Based Compensation

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date fair value of these awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Clawback Policy

For information on our Executive Compensation Clawback Policy, see section below entitled “Compensation Recovery and Clawback Policy.”

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2025, 2024 and 2023, with respect to compensation awarded to, earned by or paid to our named executive officers.

Summary of Compensation Table

Name	Fiscal Year	Salary	Bonus	Stock Awards(1)		Option Awards	Non-Equity Incentive Plan Compensation(2)	All Other Compensation	Total
Dr. Keyvan Mohajer,	2025	$546,333	$—	$8,780,500	(3)	$—	$—	$—	$9,326,833
CEO	2024	$484,583	$—	$6,990,000		$—	$242,292	$—	$7,716,875
	2023	$421,875	$—	$1,326,000		$—	$116,103	$—	$1,863,978
Nitesh Sharan,	2025	$451,583	$—	$4,648,500	(4)	$—	$—	$—	$5,100,083
CFO	2024	$388,333	$—	$3,495,000		$—	$126,208	$—	$4,009,541
	2023	$350,000	$—	$773,500		$—	$54,181	$—	$1,177,681
Michael Zagorsek,	2025	$446,917	$—	$4,648,500	(5)	$—	$—	$—	$5,095,417
COO	2024	$385,000	$—	$3,495,000		$—	$125,125	$—	$4,005,125
	2023	$350,000	$—	$773,500		$—	$54,181	$—	$1,177,681
Dr. Majid Emami,	2025	$373,333	$—	$2,582,500	(6)	$—	$—	$—	$2,955,833
CSO	2024	$347,500	$—	$1,864,000		$—	$86,875	$—	$2,298,375
	2023	$335,000	$—	$493,141		$—	$43,216	$—	$871,357
James Hom,	2025	$373,333	$—	$2,582,500	(7)	$—	$—	$—	$2,955,833
CPO	2024	$347,500	$—	$1,864,000		$—	$86,875	$—	$2,298,375
	2023	$335,000	$—	$442,000		$—	$43,216	$—	$820,216

____________

(1)      The amounts disclosed represent the aggregate grant date fair value of stock awards granted to our named executive officers during the fiscal year ended December 31, 2025 under our 2022 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock awards are set forth in the notes to our audited financial statements included in our Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(2)      Although our NEOs demonstrated strong performance in 2025 and attained some of the goals under our annual bonus program, our compensation committee used its discretion to reduce bonus payouts for our NEOs to zero. For further information, please see our CD&A.

(3)      Represents fair value of 850,000 service-based vesting restricted stock granted on July 31, 2025 as part of the company wide annual compensation review. The restricted stock award will vest as to 1/36th of the underlying shares in substantially equal increments on a monthly schedule beginning on September 1, 2025 with the remainder vesting over 3 years.

(4)      Represents fair value of 450,000 service-based vesting restricted stock granted on July 31, 2025 as part of the company wide annual compensation review. The restricted stock award will vest as to 1/36th of the underlying shares in substantially equal increments on a monthly schedule beginning on September 1, 2025 with the remainder vesting over 3 years.

(5)      Represents fair value of 450,000 service-based vesting restricted stock granted on July 31, 2025 as part of the company wide annual compensation review. The restricted stock award will vest as to 1/36th of the underlying shares in substantially equal increments on a monthly schedule beginning on September 1, 2025 with the remainder vesting over 3 years.

(6)      Represents fair value of 250,000 service-based vesting restricted stock granted on July 31, 2025 as part of the company wide annual compensation review. The restricted stock award will vest as to 1/36th of the underlying shares in substantially equal increments on a monthly schedule beginning on September 1, 2025 with the remainder vesting over 3 years.

(7)      Represents fair value of 250,000 service-based vesting restricted stock granted on July 31, 2025 as part of the company wide annual compensation review. The restricted stock award will vest as to 1/36th of the underlying shares in substantially equal increments on a monthly schedule beginning on September 1, 2025 with the remainder vesting over 3 years.

Grants of Plan-Based Awards

The following table sets forth certain information regarding each grant of plan-based awards made to a named executive officer in the last completed fiscal year under any plan, including awards that subsequently have been transferred.

Name	Grant date	Estimated future payouts under non-equity incentive plan awards(2)			All other stock awards: Number of shares of stock or units (#)(1)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)
Dr. Keyvan Mohajer, CEO	July 31, 2025	$—	$546,333	$819,500	850,000	$8,780,500
Nitesh Sharan, CFO	July 31, 2025	$—	$293,529	$440,294	450,000	$4,648,500
Michael Zagorsek, COO	July 31, 2025	$—	$290,496	$435,744	450,000	$4,648,500
Dr. Majid Emami, CSO	July 31, 2025	$—	$186,667	$280,000	250,000	$2,582,500
James Hom, CPO	July 31, 2025	$—	$186,667	$280,000	250,000	$2,582,500

____________

(1)      Service vesting-based restricted stock granted on July 31, 2025 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2025 with the remainder vesting over 3 years.

(2)      Amounts refer to target and maximum cash payments available to NEOs under the annual incentive compensation plan. Prorated salary changes effective August 1, 2025 were used for full year targets and maximum payouts.

Narrative Disclosure to Summary Compensation Table

Agreements with the Company’s Named Executive Officers as of December 31, 2025

On June 2, 2022, our Compensation Committee and full Board approved certain compensation adjustments for its named executive officers. The Company also entered into new employment letter agreements with Dr. Keyvan Mohajer, the Company’s Chief Executive Officer; Mr. Nitesh Sharan, the Company’s Chief Financial Officer, Mr. Michael Zagorsek, the Company’s Chief Operating Officer, Dr. Emami, the Company’s Chief Science Officer & Senior Vice President of Engineering, and Mr. James Hom, the Company’s Chief Product Officer, which employment agreements replaced and superseded all prior employment agreements with such named executive officers.

Employment Agreement with Keyvan Mohajer, Chief Executive Officer

Under Dr. Mohajer’s employment agreement (the “June 2022 CEO Employment Agreement”), Dr. Mohajer is entitled to receive a base salary of $450,000 (currently, $565,000). In addition, Dr. Mohajer is eligible to earn an annual incentive bonus, with a target equal to 100% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion based upon achievement of performance objectives to be determined by the Company.

The June 2022 CEO Employment Agreement provides for the grant to Dr. Mohajer of 720,000 restricted stock units (the “RSUs”) under the SoundHound AI, Inc. 2022 Incentive Award Plan (the “2022 Incentive Award Plan”), which grant became effective upon the filing of the Company’s Registration Statement on Form S-8 (the “Form S-8”) filed with the SEC on July 20, 2022 to register shares under the 2022 Incentive Award Plan. The RSUs have a 4-year vesting period, vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Dr. Mohajer was granted an additional 450,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Dr. Mohajer was also granted 480,000 RSUs that are subject to performance-based vesting (the “PSUs”) under the Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves

$100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cashflow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Dr. Mohajer is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 CEO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Dr. Mohajer’s then current base salary and payment for three months of any COBRA premiums if Dr. Mohajer’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Dr. Mohajer has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Nitesh Sharan, Chief Financial Officer

Under Mr. Sharan’s employment agreement (the “June 2022 CFO Employment Agreement”), Mr. Sharan is entitled to receive a base salary of $350,000 (currently $465,000). In addition, Mr. Sharan is eligible to earn an annual incentive bonus, with a target equal to 60% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CFO Employment Agreement provides for a grant to Mr. Sharan of 300,000 RSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of September 15, 2021, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Sharan was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Sharan was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Sharan is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 CFO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Sharan’s then current base salary and payment for three months of any COBRA premiums if Mr. Sharan’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Sharan has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Mr. Sharan resigned as the Chief Financial Officer of the Company, effective April 3, 2026. He will serve as an advisor to the Company to support the transition.

Employment Agreement with Michael Zagorsek, Chief Operating Officer

Under Mr. Zagorsek’s employment agreement (the “June 2022 COO Employment Agreement”), Mr. Zagorsek is entitled to receive a base salary of $350,000 (currently, $465,000). In addition, Mr. Zagorsek is eligible to earn an annual incentive bonus, with a target equal to 65% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 COO Employment Agreement provides for a grant to Mr. Zagorsek of 300,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Zagorsek was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Zagorsek was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Zagorsek is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 COO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Zagorsek’s then current base salary and payment for three months of any COBRA premiums if Mr. Zagorsek’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Zagorsek has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Seyed Majid Emami, Chief Science Officer & Senior Vice President Engineering

Under Dr. Emami’s employment agreement (the “May 2022 CSO Employment Agreement”), Dr. Emami is entitled to receive a base salary of $335,000 (currently, $385,000). In addition, Dr. Emami is eligible to earn an annual incentive bonus, with a target equal to 50% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The May 2022 CSO Employment Agreement provides for a grant to Dr. Emami of 240,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022,

Dr. Emami was granted an additional 175,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Dr. Emami was also granted 160,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Dr. Emami is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The May 2022 CSO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Dr. Emami’s then current base salary and payment for three months of any COBRA premiums if Dr. Emami’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Dr. Emami has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with James Hom, Chief Product Officer

Under Mr. Hom’s employment agreement (the “June 2022 CPO Employment Agreement”), Mr. Hom is entitled to receive a base salary of $335,000 (currently, $385,000). In addition, Mr. Hom is eligible to earn an annual incentive bonus, with a target equal to 50% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CPO Employment Agreement provides for a grant to Mr. Hom of 240,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Hom was granted an additional 175,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Hom was also granted 160,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Hom is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 CPO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Hom’s then current base salary and payment for three months of any COBRA premiums if Mr. Hom’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Hom has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Effective April 3, 2026, Mr. Hom will serve as the Company’s Interim Chief Financial Officer until his successor is chosen and qualified.

Outstanding Equity Awards at 2025 Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers as of December 31, 2025.

	Option awards
Name (a)	Number of securities underlying unexercised options (#) exercisable(1) (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#) (d)	Option exercise price ($) (e)	Option expiration date (f)
Dr. Keyvan Mohajer, CEO	—	—	—	$—	—
Nitesh Sharan, CFO	248,677	—	—	$7.51	9/26/2031
Michael Zagorsek, COO	115,753	—	—	$2.18	9/6/2027
	64,136	—	—	$2.90	8/15/2029
	408,250	—	—	$3.67	10/26/2030
Dr. Majid Emami, CSO	—	—	—	$—	—
James Hom, CPO	—	—	—	$—	—

____________

(1)      Awards are fully vested.

	Stock Awards
Name (a)	Grant Date		Number of shares or units of stock that have not vested (g)	Market value of shares or units of stock that have not vested(2) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2) (j)
Dr. Keyvan Mohajer, CEO	7/20/2022	(3)	75,000	$747,750	240,000	$2,392,800
	08/03/2023	(4)	133,333	$1,329,330	—	$—
	08/01/2024	(4)	833,333	$8,308,330	—	$—
	07/31/2025	(4)	755,556	$7,532,893	—	$—
Nitesh Sharan, CFO	7/20/2022		—	$—	100,000	$997,000
	08/03/2023	(4)	77,778	$775,447	—	$—
	08/01/2024	(4)	416,667	$4,154,170	—	$—
	07/31/2025	(4)	400,000	$3,988,000	—	$—

	Stock Awards
Name (a)	Grant Date		Number of shares or units of stock that have not vested (g)	Market value of shares or units of stock that have not vested(2) (h)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1) (i)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2) (j)
Michael Zagorsek, COO	08/04/2022	(3)	31,250	$311,563	100,000	$997,000
	08/03/2023	(4)	77,778	$775,447	—	$—
	08/01/2024	(4)	416,667	$4,154,170	—	$—
	07/31/2025	(4)	400,000	$3,988,000	—	$—
Dr. Majid Emami, CSO	08/04/2022	(3)	25,000	$249,250	80,000	$797,600
	08/03/2023	(4)	44,444	$443,107	—	$—
	08/01/2024	(4)	222,222	$2,215,553	—	$—
	07/31/2025	(4)	222,222	$2,215,553	—	$—
James Hom, CPO	08/04/2022	(3)	25,000	$249,250	80,000	$797,600
	08/03/2023	(4)	44,444	$443,107	—	$—
	08/01/2024	(4)	222,222	$2,215,553	—	$—
	07/31/2025	(4)	222,222	$2,215,553	—	$—

____________

(1)      PSU awards with performance goals not currently expected to be achieved but are reported above in accordance with SEC rules. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

(2)      The dollar amounts shown in columns (h) and (j) are determined by multiplying the number of shares or units shown in column (c) or (e), as applicable, by $9.97, the closing price of our common stock on December 31, 2025.

(3)      Vesting in equal monthly installments over 4 years (48 months) from the grant date listed.

(4)      Vesting in equal monthly installments over 3 years (36 months) from the grant date listed.

Option Exercises and Stock Vested at 2025 Fiscal Year End

The following Option Exercises and Stock Vested table sets forth certain information regarding each exercise of stock options and each vesting of restricted stock during the last completed year for each of the named executive officers on an aggregated basis.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Dr. Keyvan Mohajer, CEO	—	$—	1,314,444	$14,792,733
Nitesh Sharan, CFO	60,000	$701,760	622,916	$7,054,974
Michael Zagorsek, COO	134,172	$1,318,776	641,666	$7,261,599
Dr. Majid Emami, CSO	—	$—	406,668	$4,560,148
James Hom, CPO	—	$—	406,668	$4,560,148

____________

(1)      Dollar value realized on exercise equals the difference between the fair market value at the exercise date less the exercise price of the option.

Pension Benefits

The Company has no defined benefit plans or other supplemental retirement plans for the named executive officers.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution plans or other nonqualified deferred compensation plans for the named executive officers.

Potential Payments Upon a Termination or Change in Control

Payments to our NEOs upon a termination of employment are described under the “Potential Payments Upon a Termination or Change in Control” table below. The benefits payable upon termination were determined through arm’s length negotiations in connection with each NEO entering into an employment letter agreement with the Company. Any amounts that could be received upon termination or change in control are subject to a full release of claims in favor of the Company. No NEO is entitled to payments upon a voluntary termination of employment.

Name	Base salary continuation ($)(1)	Annual cash bonus continuation ($)	Accrued annual cash bonus ($)	Acceleration/ continued vesting & excitability of unvested stock options ($)	Acceleration/ continued vesting of unvested stock units ($)(2)	Health benefit continuation ($)(3)	Total ($)
Dr. Keyvan Mohajer, CEO
Without Cause/With Good Reason	$141,250	$—	$565,000	$—	$—	$—	$706,250
Change in Control(4)	$565,000	$—	$565,000	$—	$20,311,103	$10,993	$21,452,096
Nitesh Sharan, CFO
Without Cause/With Good Reason	$116,250	$—	$302,250	$—	$—	$—	$418,500
Change in Control(4)	$465,000	$—	$302,250	$—	$9,914,617	$6,340	$10,688,207
Michael Zagorsek, COO
Without Cause/With Good Reason	$116,250	$—	$302,250	$—	$—	$—	$418,500
Change in Control(4)	$465,000	$—	$302,250	$—	$10,226,179	$7,641	$11,001,070
Dr. Majid Emami, CSO
Without Cause/With Good Reason	$96,250	$—	$192,500	$—	$—	$—	$288,750
Change in Control(4)	$385,000	$—	$192,500	$—	$5,921,063	$10,859	$6,509,422
James Hom, CPO
Without Cause/With Good Reason	$96,250	$—	$192,500	$—	$—	$—	$288,750
Change in Control(4)	$385,000	$—	$192,500	$—	$5,921,063	$9,548	$6,508,111

____________

(1)      The Company will pay an amount equal to 3 months of the NEOs’ then current base salary

(2)      The Company will accelerate the vesting of any awards that have time-based vesting such that they will be deemed vested as of the date of employment terminates. The Company may accelerate the vesting of PSUs in connection with the negotiation of any Change in Control transaction, the value of which are included in the table.

(3)      The Company will pay the entire COBRA premiums necessary to continue health insurance coverage in effect for the executive and eligible dependents on the termination date until the earliest of (A) the close of the 3 months period following the termination of employment, (B) the expiration of eligibility for the continuation coverage under COBRA, and (C) the date the executive becomes eligible for substantially equivalent health insurance coverage in connection with new employment.

(4)      NEOs Change in Control potential payments assume the double trigger of qualifying termination of employment following a change in control.

CEO Pay Ratio

Pursuant to a mandate of the Dodd-Frank Act, the SEC adopted a rule requiring that we annually disclose the ratio of our median employee’s total annual compensation to the total annual compensation of our CEO, Keyvan Mohajer, who is also our principal executive officer (the “CEO Pay Ratio”).

The Company’s compensation and benefits philosophy and the overall structure of the compensation and benefit programs are broadly similar across the organization and aim to encourage and reward all employees who contribute to the Company’s success. The Company strives to ensure the pay of every employee reflects the level of his or her job impact and responsibilities and is competitive within the Company’s peer group. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. The Company’s ongoing commitment to pay equity is critical to successfully supporting a diverse workforce with opportunities for all employees to grow, develop, and contribute.

In determining the pay ratio calculation, we used the methodology, assumptions, and estimates set forth below in determining the median employee:

We selected December 31, 2025, which is within the last three months of 2025, as the date upon which we would identify the median employee. We determined that, as of December 31, 2025, our global employee population consisted of approximately 809 individuals, which includes the individuals acquired as part of our acquisition of Interactions Corporation in September 2025. For purposes of measuring the compensation of our employee population, we selected base salary and cash bonus compensation, as reported on our tax and payroll records. We measured base salary and cash bonus compensation included in the calculation over the 12-month period ended December 31, 2025. We gathered our base salary and cash bonus compensation information for the 12-month period ended December 31, 2025 from the tax and payroll records of each of our business units and applied this compensation measure consistently to all of our employees included in the calculation. We annualized the base salary and cash bonus compensation of permanent employees hired during the year. We did not make any other annualizing adjustments, and we did not make any cost-of-living adjustments in identifying the median employee. Once we identified the median employee, we identified and calculated the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $322,475.

Dr. Keyvan Mohajer’s, the Company’s CEO, total compensation in 2025 per our Summary Compensation Table was $9,326,833 and our median employee’s total compensation in 2025 was $322,475. Therefore, the Company’s 2025 CEO Pay Ratio was 28:1.

Pay Versus Performance

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows pay both as reported in the Summary Compensation Table for the applicable fiscal year and as “compensation actually paid” (or “CAP”) for our principal executive officer and as an average of all of our other NEOs (the “Non-PEO NEOs”) for the applicable fiscal year. Both the Summary Compensation Table pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Compensation Committee makes decisions regarding executive pay. We describe the Compensation Committee’s decision-making process for executive compensation above in the CD&A.

Year	Summary Compensation Total Compensation for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total Compensation Paid to Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income(4)	Revenue (in thousands) (5)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)
2025	$9,326,833	$(13,550,053)	$4,026,792	$(4,995,890)	$133	$142	$(14,006)	$168,920
2024	$7,716,875	$54,715,854	$3,152,854	$22,622,580	$265	$41	$(350,681)	$84,693
2023	$1,863,978	$2,220,167	$998,949	$1,218,070	$28	$57	$(88,937)	$45,873
2022	$10,548,042	$3,652,792	$5,260,854	$1,239,969	$24	$58	$(116,713)	$31,129

____________

(1)      For 2025, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan, Zagorsek, Emami and Hom. For 2024 and 2023, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan, Zagorsek, Hom, and Stonehocker. For 2022, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan and Irani.

(2)      The following table describes the adjustments to the Summary Compensation Table total pay for our PEO, as well as the average for our Non-PEO NEOs, to determine CAP, which has been computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned or paid to our NEOs during the applicable year. Year-End Fair Value of Equity Awards Granted in the Year and Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years were calculated using the closing market price of a share of our Class A common stock as of December 31, 2025 ($9.97).

(3)      The amounts reflect the cumulative total shareholder return (TSR) of our common stock and peer group at the end of each fiscal year. The TSR value listed in each year reflects what the cumulative value of $100 would be if invested on the date the Company began trading on Nasdaq following its Business Combination. The Peer Group consists of BigBear.ai Holdings (BBAI), Cerence (CRNC), Five9 (FIVN), KORE Group Holdings (KORE), LivePerson (LPSN), Movella Holdings (MVLA), Fiscalnote Holdings (NOTE), Planet Labs (PL), Presto Automation (PRST), RingCentral (RNG), and Veritone (VERI).

(4)      The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year. SoundHound’s significant 2024 year-end stock price increase resulted in an increase in its fair value of contingent liabilities, negatively impacting the company’s net loss by $223 million. The fluctuation is non-operating and non-cash in nature and is calculated based on mark to market fair value accounting standards in accordance with GAAP.

(5)      While we use many financial and non-financial metrics to develop our executive compensation programs, revenue is the financial performance measure that, in our assessment, represents the most important financial performance measure used to link compensation actually paid to NEOs to company performance in our most recently completed fiscal year.

	PEO				Average of Non-PEO NEOs
Year in Table:	2025	2024	2023	2022	2025	2024	2023	2022
Total Compensation as reported in the Summary Compensation Table (“SCT”)	$9,326,833	$7,716,875	$1,863,978	$10,548,042	$4,026,792	$3,152,854	$998,949	$5,260,854
Less: Grant Date Fair Value of Equity Awards as reported in SCT	$(8,780,500)	$(6,990,000)	$(1,326,000)	$(10,054,500)	$(3,615,500)	$(2,679,500)	$(607,750)	$(4,699,250)
Add: Year-End Fair Value of Equity Awards Granted in the Year	$8,909,657	$27,948,118	$1,178,666	$2,646,150	$3,668,679	$10,140,452	$535,950	$1,111,781
Add: Change in Fair Value of Outstanding and Unvested Equity Awards	$(13,758,007)	$15,154,469	$301,400	$0	$(5,310,970)	$6,759,849	$112,483	$(479,609)
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	$1,376,764	$1,494,792	$138,667	$513,100	$566,903	$573,003	$119,405	$206,063
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	$(10,624,800)	$9,391,600	$145,200	$0	$(4,331,794)	$4,675,922	$59,033	$(159,870)
Compensation Actually Paid	$(13,550,053)	$54,715,854	$2,220,167	$3,652,792	$(4,995,890)	$22,622,580	$1,218,070	$1,239,969

Chart 1: Total Stockholder Return versus Compensation Actually Paid

Chart 2: Net Income (Loss) versus Compensation Actually Paid

Net Income (Loss) vs. Compensation Actually Paid
$0M
-$100M
-$200M
-$300M
-$400M
$100M
$80M
$60M
$40M
$20M
$0M
-$20M
Net Income (Loss)
Compensation Actually Paid
-$116.7M
-$88.9M
-$350.7M
-$14.0M
$3.5M
$1.0M
$2.2M
$1.2M
$54.7M
$22.6M
-$13.6M
-$5.0M
2022
2023
2024
2025
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Net Income (Loss)

Chart 3: Revenue versus Compensation Actually Paid

Tabular List of Financial Performance Measures

We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for our most recently completed fiscal year:

•        Revenue

•        Adjusted EBITDA

•        Annual Recurring Revenue.

Director Compensation

The Compensation Committee most recently engaged Compensia in July 2025 to provide compensation consulting services. At this time, Compensia provided services related to the review of our compensation levels and equity awards against peer practices and provided perspectives on board compensation trends, particularly with respect to the Company’s peer group. Compensia did not provide any services to the Company other than its engagement by the Compensation Committee.

On July 31, 2025, our Board revised and approved a director compensation policy, which provides to each of the non-employee directors (i) an annual retainer of $35,000, payable quarterly (ii) additional annual cash retainers, payable quarterly, for committee service as follows: (A) Chair of the Audit Committee: $20,000; (B) member of the Audit Committee: $10,000; (C) Chair of the Compensation Committee: $14,500; (D) member of the Compensation Committee: $7,300; (E) Chair of the Nominating and Corporate Governance Committee: $7,500; and (F) member of the Nominating and Corporate Governance Committee: $3,800; (iii) an annual grant of restricted stock units having a grant day value of $171,472 which shall vest over four quarters; and (iv) travel expense reimbursement. Prior to July 31, 2025, our Board remained on the previous director compensation policy, where the annual grant of restrictive stock had a grant day value of $177,500, while everything else remained the same. In the event of a Change in Control (as defined in the 2022 Incentive Award Plan), any then-unvested initial grant or annual RSU grant will fully vest (and become exercisable, in the case of an option) as of immediately prior to the effective time of such transaction, subject to the outside director’s continuous board service through the effective date of such transaction.

The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2025.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Option Awards ($)	Total ($)
Eric Ball	$66,100	$171,472	(2)	$—	$237,572
Larry Marcus	$67,000	$171,472	(3)	$—	$238,472
Diana Sroka	$45,000	$171,472	(4)	$—	$216,472

____________

(1)      The values reported here are the aggregate grant date fair values of such awards computed in accordance with FASB ASC Topic 718.

(2)      Eric Ball has 8,949 Restricted Stock Awards unvested outstanding as of the end of the Company’s most recently completed fiscal year.

(3)      Lawrence Marcus has 8,949 Restricted Stock Awards unvested outstanding as of the end of the Company’s most recently completed fiscal year.

(4)      Diana Sroka has 8,949 Restricted Stock Awards unvested outstanding as of the end of the Company’s most recently completed fiscal year.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 2, 2023, our board of directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), in order to comply with the final clawback rules adopted by the SEC under Rule 10D-1 under the Exchange Act and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

In fiscal year 2023, certain restatements of the Company’s financial statements were made to the Company’s condensed consolidated financial statements as of and for the three and nine months ended September 30, 2022, as of and for the year ended December 31, 2022, and as of and for the three months ended March 31, 2023 and the three and six months ended June 30, 2023. In accordance with the Clawback Policy, a recovery analysis of incentive-based compensation received by any of the Company’s executive officers during the period from and after October 2, 2023 was required. The Company conducted a recovery analysis and concluded that the incentive-based compensation received during the recovery period did not trigger a recovery.

Risk Considerations

The Compensation Committee reviews our compensation programs continuously throughout the year to assess and mitigate against material risks. The Compensation Committee believes that the design of our annual and long-term incentives focuses performance on long-term value creation and discourages short-term risk taking at the expense of long-term results. A substantial portion of employees’ compensation is delivered in the form of equity awards, further aligning their interests with those of stockholders.

The Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•        Our Board as a whole has responsibility for risk oversight and regularly reviews reports on the deliberations of its committees. In addition, our Board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs.

•        Through discussions with management, the Compensation Committee gains insight into a reasonable range of future company performance expectations. This information is incorporated into decisions regarding the compensation of our named executive officers.

•        The majority of compensation provided to our named executive officers is delivered through equity awards, with payout based on long-term company performance. Our RSU awards vest over a long-term period, and our PSU awards are earned based on company performance. As the compensation of our named executive officers is tied to long-term performance, their interests are closely aligned with our stockholders’ interests and they are motivated to carefully assess risks to the company to protect their compensation.

Given that equity compensation comprises a high percentage of our named executive officers’ overall pay:

•        Our equity awards are subject to vesting conditions and performance goals that promote focus on long-term interests rather than only short-term results and create compelling incentives for executive retention.

•        We prohibit all speculative, short-sale, short-term, and hedging transactions involving our securities. As a result, our named executive officers cannot insulate themselves from the effects of poor stock performance.

•        We have internal controls over financial reporting, the measurement and calculation of performance relative to goals, and other financial, operational, and compliance policies and practices designed to protect our compensation programs from manipulation by any employee.

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock as of March 30, 2026 by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Common Stock and Class B Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 426,210,055 shares of Common Stock issued and outstanding as of March 30, 2026, which calculation includes (i) 393,674,647 shares of the Company’s Class A Common Stock and (ii) 32,535,408 shares of the Company’s Class B Common Stock. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, subject to the rights of any holders of any series of preferred stock, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of Class B Common Stock are entitled to ten votes per share on all matters submitted to stockholders for their vote or approval. Accordingly, as of the Record Date, a total of 719,028,727 votes may be cast at any meeting of stockholders.

In accordance with SEC rules, shares of our Class A Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after March 30, 2026 are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 5400 Betsy Ross Drive, Santa Clara, CA 95054. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership Table
Name of Beneficial Owners	Number of Shares of Class A Common Stock	% Class	Number of Shares of Class B Common Stock	% Class	% of Total Voting Power
Directors and Executive Officers
Dr. Keyvan Mohajer(1)	761,277	*	14,139,064	43.5%	19.8%
James Hom(2)	401,530	*	1,812,588	5.6%	2.6%
Larry Marcus(3)	200,054	*	—	—	*
Diana Sroka(4)	234,605	*	—	—	*
Dr. Eric Ball(5)	543,741	*	—	—	*
Dr. Majid Emami(6)	130,992	*	16,583,756	51.0%	23.1%
Nitesh Sharan(7)	1,230,631	*	—	—	*
Michael Zagorsek(8)	1,643,463	*	—	—	*
All directors and executive officers as a group (8 individuals)	5,146,293	*	32,535,408	100.0%	45.9%
5% Holders
N/A

____________

*        Less than 1%.

(1)      Includes 193,888 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026.

(2)      Includes 57,222 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026.

(3)      Includes 4,475 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026 and 108,117 shares of Class A Common Stock held by Marcus Family Trust, dated 7/8/04, of which Larry Marcus is a co-trustee. Mr. Marcus disclaims beneficial ownership of the shares held by the trust except to the extent of any pecuniary interest he may have therein. Does not include securities held of record by Walden Sprout Opportunities Fund-A, LLC because Mr. Marcus is one of three managing members of such fund, he is not deemed to be a beneficial owner of the securities held by such fund. Mr. Marcus’s business address is 2105 Woodside Rd, Woodside, CA 94062.

(4)      Includes 84,685 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of March 30, 2026 and 4,475 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026.

(5)      Includes 84,685 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of March 30, 2026 and 4,475 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026.

(6)      Includes 57,222 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026.

(7)      Includes 248,677 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of March 30, 2026 and 86,111 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026. Nitesh Sharan resigned as the Chief Financial Officer of the Company, effective April 3, 2026.

(8)      Consists of 588,139 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of March 30, 2026 and 98,611 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of March 30, 2026.

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Certain Relationships and Related Transactions, and Director Independence

The following is a description of each transaction since January 1, 2025 and each currently proposed transaction in which:

•        SoundHound has been or is to be a participant;

•        the amount involved exceeded or exceeds $120,000; and

•        any of SoundHound’s directors, executive officers or holders of more than 5% of its capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

On January 24, 2025, the Company entered into an Equity Distribution Agreement (the “ATM Agreement”) with Cantor Fitzgerald & Co., Guggenheim Securities, LLC (“Guggenheim Securities”), Oppenheimer & Co. Inc., Wedbush Securities Inc., Ladenburg Thalmann & Co. Inc. and Northland Securities, Inc. (the “Sales Managers”) with respect to an at-the-market equity program. Under this program, the Company may offer and sell up to $250.0 million of shares of its Class A Common Stock from time to time through the Sales Managers. Sales of our Class A Common Stock, if any, under the ATM Agreement will be made at market prices by any method that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act. The Sales Managers are entitled to commission at a fixed rate of 2.0% of the gross sales price per share for their services in acting as agent in the sale of our Class A Common Stock. During the year ended December 31, 2025, we sold an aggregate of 13,913,014 shares of our Common Stock under the ATM Agreement, at an average price of $14.48 per share and raised $201.5 million of gross proceeds. The commissions and offering costs borne by us were approximately $4.0 million. As of December 31, 2025, the Company had a remaining capacity to sell up to an additional $48.5 million of our Common Stock under the ATM Agreement.

The brother of one of our Board of Directors is a Senior Advisor to Guggenheim Securities and a member of the Guggenheim Securities investment banking team. Our board member did not participate in the Company’s decision to engage Guggenheim Securities to sell the Company’s Class A Common Stock under the at-the-market equity program and disclosed the fact that his brother would be involved in the services to be provided by Guggenheim Securities to the Company in advance of the determination by the Company to engage Guggenheim Securities. During the year ended December 31, 2025, the Company paid commissions of $0.4 million to Guggenheim Securities for the Class A Common Stock sold through it as a Sales Manager.

Policies and Procedures for Related Party Transactions

In April 2022, SoundHound adopted a written related person transaction policy that sets forth the following policies and procedures for the identification, review, consideration and approval or ratification of related person transactions. SoundHound’s policies and procedures are designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

A “Related Person Transaction” is a transaction, arrangement or relationship in which SoundHound or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or one percent of the average of SoundHound’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to SoundHound as an employee or director are not covered by this policy. A “Related Person” means:

•        any person who is, or at any time during the applicable period was, one of SoundHound’s officers or one of SoundHound’s directors;

•        any person who is known by SoundHound to be the beneficial owner of more than five percent (5%) of its voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, SoundHound’s management must present information regarding the related person transaction to the Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to SoundHound of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, SoundHound will collect information that SoundHound deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable SoundHound to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under SoundHound’s Code of Conduct, SoundHound’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to SoundHound;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, SoundHound’s best interests and those of SoundHound’s stockholders, as the Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements, and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement of which this prospectus is a part, and are available electronically on the website of the SEC at www.sec.gov.

Director Independence

Our Board is responsible for determining the independence of our directors. For purposes of determining director independence, our Board has applied the definitions set forth in Nasdaq Listing Rule 5605(a)(2) and the related rules of the SEC. Based upon its evaluation, our Board has affirmatively determined that the following directors meet the standards of independence: Dr Eric Ball, Larry Marcus and Diana Sroka.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2025

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed PricewaterhouseCoopers LLP. to serve as our independent registered public accounting firm for the year ending December 31, 2026. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider its appointment for future years. Prior to the appointment of PricewaterhouseCoopers LLP, Armanino LLP served as the Company’s independent registered public accounting firm from 2020 through 2023.

A representatives of PricewaterhouseCoopers LLP is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated financial statements, including business combination activities during the year, the audit of our internal control over financial reporting, reviews of our quarterly financial statements, and reviews of SEC registration statements and related consents and comfort letters. The aggregate fees billed by PricewaterhouseCoopers LLP for audit fees, inclusive of required filings with the SEC for the years ended December 31, 2025 and 2024 totaled $3,800,000 and $4,999,000, respectively.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” There were no audit-related fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2025 and 2024.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. There were no tax fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2025 and 2024.

All Other Fees

An aggregate of $2,000 and $2,000 was billed by PricewaterhouseCoopers LLP as other fees for the years ended December 31, 2025 and 2024, respectively.

Pre-Approval Policy

Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2025 with both management and PricewaterhouseCoopers LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2025 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with PricewaterhouseCoopers LLP, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Submitted by the Audit Committee of the Board of Directors

Dr. Eric Ball (Chair of the Audit Committee)
Larry Marcus
Diana Sroka

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of the holders of a majority of the voting power of the Common Stock represented and entitled to vote at the Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF PricewaterhouseCoopers LLP, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING Firm for the fiscal year ending December 31, 2026.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by electronic communication. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company or by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications, in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date, there were an aggregate of 426,210,055 shares of Common Stock outstanding, consisting of 393,674,647 shares of Class A Common Stock and 32,535,408 shares of Class B Common Stock. Stockholders are entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. Accordingly, a total of 719,028,727 votes may be cast at the Annual Meeting. In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of the holders of a majority of the voting power of the Common Stock represented and entitled to vote at the Annual Meeting is required for approval of proposal 2. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2027 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2027 Annual Meeting must comply with the requirements set forth in the Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Bylaws require, among other things, that a stockholder must have given timely notice of any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to 2027 Annual Meeting of Stockholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2027 Annual Meeting of Stockholders is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the 2027 Annual Meeting of Stockholders was mailed or such public disclosure was made, whichever first occurs. Accordingly, for the 2027 Annual Meeting, assuming the meeting is held on May 21, 2027, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than March 22, 2027 and no earlier than February 20, 2027. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2027 Annual Meeting of Stockholders.

In addition to satisfying the advance notice requirements under the Company’s Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2027 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than March 23, 2026.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this proxy statement and the Annual Report on Form 10-K by contacting Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

2026 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail SOUNDHOUND AI, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 21, 2026. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend: https://www.cstproxy.com/soundhound/2026 MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. Please mark your votes like this 1. Election of Directors (1) Dr. Keyvan Mohajer (2) James Hom (3) Larry Marcus (4) Diana Sroka (5) Dr. Eric Ball FOR all Nominees listed to the left WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) 2. Ratification of independent registered public accounting firm. FOR AGAINST ABSTAIN (Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above) CONTROL NUMBER Signature Signature, if held jointly Date 2026. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2026 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 22, 2026. The 2026 Proxy Statement and the 2026 Annual Report to Stockholders are available at: https://www.cstproxy.com/soundhound/2026 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SOUNDHOUND AI, INC. The undersigned appoints Dr. Keyvan Mohajer and Warren Heit, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of SoundHound AI, Inc. held of record by the undersigned at the close of business on March 30, 2026 at the Annual Meeting of Stockholders of SoundHound AI, Inc. to be held on May 22, 2026, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed on the other side)